Investor Presentation

First Quarter 2018

Capital City Bank Group

Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: Our ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss provision, deferred tax asset valuation and pension plan; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is now subject to our compliance with real estate markets; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the Company's other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

Corporate Profile

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $2.9B Assets
- Loans: $1.7B/Deposits: $2.5B
- 80% Florida/20% Georgia
- 50/50 Mix of Consumer and Commercial Clients
- $1.4B Assets Under Management


Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

59 Offices in
3 MSA's

Corporate Profile

25 Years

Experienced Management
Average of 25 Years'
Experience with CCBG

Ownership
~64% Retail/ 36% Institutional
~ 24% Insider

64/36

$422M

Market Cap[(1)]
$422 Million

(1) As of 3/31/18

Florida at a Glance

- Highest Migration Rate in U.S. - Twice U.S. Average ~1,000 People Per Day
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Several Growth Measures (Jobs, Personal Income, GDP, Tourism) Now Surpass Prior Peaks and National Average
- Business-friendly State with No Personal Income Tax
- State/Local Budgets Growing and Healthy
- CCBG Markets Expected to Benefit from Multiplier Effect



Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

Growth Markets

TALLAHASSEE MSA	
Total Deposits *(in Thousands)*	$1,109,301
Market Share[1]	14.36%
Market Share Rank[1]	#3
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.3%
Projected HH Income Growth[2]	4.0%

GAINESVILLE MSA	
Total Deposits *(in Thousands)*	$266,182
Market Share[1]	6.21%
Market Share Rank[1]	#6
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	5.5%
Projected HH Income Growth[2]	12.9%

MACON MSA	
Total Deposits *(in Thousands)*	$94,865
Market Share[1]	2.74%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	.81%
Projected HH Income Growth[2]	7.5%

RURAL COMBINED - 15 Markets[3]	
Total Deposits *(in Thousands)*	$924,593
Market Share[1][3]	10.34%
Market Champions	Agriculture, Manufacturing, County Seat
- Top 3 Market Share in 8 of 15 Markets	
- Top 4 Market Share in 10 of 15 Markets	

(1) Source: S&P Global Market Intelligence as of 6/30/2017
(2) Projected Change from 2018-2023 (Nielsen)
(3) Excludes Markets with < 2% Share

Core Deposit Advantage

AVERAGE DEPOSITS BY TYPE[1]


6%
14%
35%
10%
35%
NIB Demand Deposits
NOW
Money Market
Regular Savings
CDs

COST OF FUNDS[1]
(23bps)


0.60
0.50
0.40
0.30
0.20
0.10
0.00
CCBG
Florida Peer(2)
Regional Peer(2)
National Peer(2)

(1) YTD 03/31/18
(2) Publically Traded $1-$5 Billion Southeast Commercial Banks (Source: SNL)

Loan Portfolio Diversification

LOAN PORTFOLIO(1)
$1,666,740


1%
2%
5%
12%
13%
15%
19%
33%

- Commercial R/E
- Residential R/E
- Indirect Auto
- Home Equity R/E
- Commercial Loans
- Construction R/E
- Direct Consumer
- Other Loans

(1) 1Q2018-EOM


3%
12%
19%
66%

CRE COMPOSITION
145% of Tier 1 Capital
$421,355

- Improved Property
- Construction
- Vacant Land
- Condos


2%
8%
8%
9%
11%
13%
20%
29%

IMPROVED PROPERTY COMPOSITION
$278,194

- 1-4 Residential
- Retail
- Hotel/Motel
- Multi-Family
- Office
- Industrial/Warehouse
- Other
- Gas Station/C-Store

Credit Quality

- NPA Reduction: 4% Decrease QoQ and 40% Decrease YoY
- Classified Loans: 2% Increase QoQ and 23% Decrease YoY
- Continued Strong OREO Sales with Retail Disposition Strategy: 15% Decrease QoQ and 65% Decrease YoY



CLASSIFIED LOANS
(% of Total Loans)
$300M
$250M
$200M
$150M
$100M
$50M
0
15.23%
$286M
5.77%
$83M
3.56%
$53M
2.64%
$42M
1.87%
$31M
1.90%
$32M
4Q09
Peak
4Q14
4Q15
4Q16
4Q17
1Q18



NON-PERFORMING ASSETS
(% of Assets)
$150M
$120M
$90M
$60M
$30M
0
5.21%
$137.6M
2.00%
$52.4M
1.06%
$29.6M
0.67%
$19.2M
0.38%
$11.1M
0.36%
$10.6M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17
1Q18



TOTAL OREO BALANCES
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
0
$62.6M
$35.7M
$19.3M
$10.6M
$3.9M
$3.3M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17
1Q18

Strong Capital Position

CAPITAL TO EXECUTE



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
0
2011
2015(1)
2016
2017
1Q18
Trust Preferred
Common Equity
Excess Capital

STAYING POWER



20
15
10
5
0
15.32%
6.51%
7.99%
17.25%
6.99%
9.21%
16.28%
6.90%
9.25%
17.10%
7.09%
9.52%
17.04%
7.17%
9.68%
2011
2015
2016
2017
1Q18
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(2)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Basel III Became Effective in 2015.
(2) Adjusted Non-GAAP, See Appendix for Reconciliation.

Strategic Initiatives: Three Pillars of Execution

Drive Revenues

Generate Loan Growth > Positioned to Win on Rates > Grow & Diversify Fee Income

Disciplined Expense Management

Committed to Expense Reduction > Efficiency Initiatives in Motion

Effectively Deploy Capital

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME(1)


4%
3%
1%
4%
9%
28%
9%
12%
13%
17%

$23.2 Million

- Commercial R/E
- Residential R/E
- Home Equity R/E
- Investment Securities
- Indirect Auto
- Commercial Loans
- Construction R/E
- Funds Sold
- Direct Consumer
- Fees on Loans

FEE INCOME(1)


8%
13%
39%
36.4%
of Operating
Revenues
17%
23%

$12.5 Million

- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Other
- Mortgage Banking Fees

(1) YTD 3/31/2018

DRIVE REVENUES

Generate Loan Growth

PERIOD END LOANS
($ in Millions / % Growth)


$2,000,000
$1,500,000
$1,000,000
$500,000
0
$1,400
3.0%
$1,442
4.1%
$1,504
4.5%
$1,572
5.5%
$1,658
4.7%(1)
$1,667
2013
2014
2015
2016
2017
1Q18


-$20M
-$10M
0
$10M
$20M
$30M
$40M
$50M
-7.4%
Commercial Loans
Construction R/E
32.9%
Commercial R/E
9.4%
Residential R/E
3.1%
-3.2%
Home Equity R/E
-12.6%
Direct Consumer
Indirect Auto
8.8%
Other - LIP
48.0%

(1) 1Q18 vs. 1Q17

DRIVE REVENUES

Positioned to Win on Rates

LOAN REPRICING


4%
5%
7%
22%
10%
14%
37%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
>60 Months

RATE MIX


36% Fixed
42% Adjustable
$1,667
(in millions)
22% Variable

- 64% of Loan Portfolio is Variable or Adjustable
- ~1/2 of Loan Portfolio Re-Prices within One Year

DRIVE REVENUES

Grow and Diversify Fee Income

FEE INCOME MIX
(in Millions)



$12,718
$12,477
100%
80%
60%
40%
20%
0
Other Fees
Mortgage Banking Fees
Wealth Management Fees
Bank Card Fees
Deposit Fees
2017(1)
2018(1)

(1) YTD

GROWTH INITIATIVES



Check Cashing
Free to Fee Checking
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Originations
Grow Wealth Management Assets

EXPENSE MANAGEMENT

Committed to Expense Reduction

NONINTEREST EXPENSE TREND



$150M
$120M
$90M
$60M
$30M
0
$6,652
$115,193
$30,180
$102,781
$18,069
$97,204
$15,690
$97,523
$13,013
$96,434
$3,404
$24,502
2007
2010
2015
2016
2017
1Q18
Cycle Costs(1)
Core Expenses

NONINTEREST EXPENSE MIX



2%
6%
6%
8%
8%
11%
16%
43%
2018(2)
Salaries
Occupancy
Other
Associate Benefits
Pension Plan
Legal & Professional
Processing Services
Other Real Estate

(1) OREO, Legal (Loan Collections), FDIC Insurance & Pension Costs
(2) YTD 3/31/2018

EXPENSE MANAGEMENT

Initiatives in Motion

Channel Optimization	Process Improvement	Reduce Cycle Costs	Support Growth
Self-Service Teller Mobile & Online Digital Lending Website Enhancements Office/Market ROA Reviews	Consolidate Platforms Electronic Documents Eliminate Non-Value-Added Tasks	OREO Legal Pension	Onboarding Client Segmentation

EFFECTIVELY DEPLOY CAPITAL

Organic Growth	• Technology Investments • Leverage Infrastructure
Return Capital	• Dividend • Share Repurchase Program
Leverage Capital	• M&A Opportunities • Non-Bank Businesses

Acquisition Opportunity

Profile
- Banks with $100-500M Assets ~250 Total Banks
- TBV Pricing Attractive

Targets
- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2018 Focus

Broader Based Loan Growth	• Small Business Lending, WCF/ABL and Participations
Implement Fee Income Initiatives	• Including Our New Checking Account Platform and Strategies to Drive Interchange Revenues
Evaluate Acquisition Opportunities	• Evaluate Both Bank and Non-bank Opportunities

Why CCBG?

- Florida is Growing
- Growth Measures Nearing Prior Peaks
- Stable Markets
- Strong Deposit Franchise
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®


Trade Pattern - Year overview
Stock Market share
Share value

Appendix

Capital City Bank Group

Quarterly Results



0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.22
0.36
0.09
0.26
0.16
0.35
0.10
0.25
0.22
0.41
0.17
0.30
0.20
0.33
0.16
0.30
0.21
0.35
0.27
0.44
0.00
0.46
0.34
0.41
2Q15*
3Q15
4Q15
1Q16
2Q16**
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17***
1Q18****
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes BOLI Proceeds of $0.10 per Share
** Includes TRUPs Repurchase Gain of $0.09 per Share
***Includes Deferred Tax Re-Measurement Expense of $0.24 per Share
****Includes Tax Benefit of $0.09 per Share related to a 2017 Plan Year Pension contribution
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

Financial Highlights

Dollars in Thousands, except Earnings per Share	2012	2013	2014	2015	2016	2017	1Q18
Interest Income	$89,680	$82,152	$78,221	$79,658	$81,154	$86,930	$23,214
Interest Expense	5,368	4,416	3,580	3,307	3,189	3,948	1,451
Net Interest Income	84,312	77,736	74,641	76,351	77,965	82,982	21,763
Provision	16,166	3,472	1,905	1,594	819	2,215	745
Noninterest Income	55,185	56,416	52,536	54,091	53,681	51,746	12,477
Noninterest Expense	124,559	122,710	114,358	115,273	113,214	109,447	27,906
Income Taxes	(1,336)	1,925	1,654	4,459	5,867	12,203	(184)
Net Income	108	6,045	9,260	9,116	11,746	10,863	5,773
Diluted Earnings Per Share	.01	.35	.53	.53	.69	.64	.34
RATIOS							
Return on Average Assets	.00%	.24%	.36%	.34%	.43%	.39%	.81%
Return on Average Equity	.04	2.40	3.27	3.31	4.22	3.83	8.14
Net Interest Margin	3.81	3.54	3.36	3.31	3.25	3.37	3.43
Net Charge-offs to Average Loans	1.16	.66	.53	.35	.09	.14	.20
Efficiency Ratio (FTE)	88.72	91.09	89.68	87.94	85.34	80.50	81.07
Dividend Payout Ratio	N/M	N/M	16.98	24.53	24.64	37.50	20.31

Financial Highlights

As of Period-End *Dollars in Thousands*	2012	2013	2014	2015	2016	2017	1Q18
Investments	$296,985	$399,631	$505,129	$638,920	$700,099	$695,108	$697,388
Loans	1,521,302	1,399,668	1,442,062	1,503,907	1,572,175	1,638,138	1,666,740
Total Assets	2,633,984	2,611,903	2,627,169	2,797,860	2,845,197	2,790,842	2,924,832
Noninterest Bearing Deposits	609,235	641,463	659,115	758,283	791,182	870,644	890,482
Interest Bearing Deposits	1,535,761	1,494,784	1,487,679	1,544,566	1,621,104	1,476,973	1,608,402
Total Deposits	2,144,996	2,136,248	2,146,794	2,302,849	2,412,286	2,347,617	2,498,884
Capital	246,889	276,400	272,540	274,352	275,168	285,201	288,360
RATIOS							
Risk Based Capital	15.72%	17.94%	17.76%	17.25%	16.28%	16.96%	17.04%
Tangible Equity	6.35	7.58	7.38	6.99	6.90	7.41	7.17
Nonperforming Assets to Total Assets	4.47	3.26	2.00	1.06	0.67	0.45	0.36
Reserve to Loans	1.93	1.65	1.22	0.93	0.86	0.82	0.80
Reserve to Nonperforming Loans	45.42	62.48	104.60	135.40	157.40	203.39	181.26

Market Demographic

Anchor and Small-Town America Markets More Stable and Predictable.

	Population Growth Rate		Household	
	2010-2018	2018-2023	Median Income 2018	Projected Change 2018-2023
Tallahassee MSA	5.50%	4.40%	$48,208	5.56%
CCBG Florida Markets	7.06%	4.12%	$46,306	7.27%
Florida	12.26%	6.73%	$53,657	10.45%
US	5.76%	3.50%	$61,045	8.86%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

Deposit Market Share

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2017 Market Share in Top 4	Deposit Market Share**
Florida	48	$2,065,171	86.23%	13 of 18	9.82%
Georgia	9	$301,489	12.59%	2 of 4	5.57%
Alabama	2	$28,281	1.18%	-	9.12%
Totals	59	$2,394,941	100.00%	-	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

** Sources: SNL Balances as of 6/30/2017*
*** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.*

Non-GAAP Financial Measures

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2011	2015	2016	2017	1Q18
TANGIBLE COMMON EQUITY RATIO						
Shareowners' Equity (GAAP)		$259,019	$274,352	$275,168	$285,201	$288,360
Less: Goodwill (GAAP)		$86,158	$84,811	$84,811	$84,811	$84,811
Tangible Shareowners' Equity (non-GAAP)	A	$172,861	$189,541	$190,357	$200,390	$203,549
Total Assets (GAAP)		$2,622,053	$2,797,860	$2,845,197	$2,790,842	$2,924,382
Less: Goodwill (GAAP)		$86,158	$84,811	$84,811	$84,811	$84,811
Tangible Assets (non-GAAP)	B	$2,535,895	$2,713,049	$2,760,386	$2,706,031	$2,840,021
Tangible Common Equity Ratio	A/B	6.82%	6.99%	6.90%	7.41%	7.17%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2015	2016	2017	1Q18
PRE-TAX PRE-CREDIT COSTS PER DILUTED SHARE					
Income Before Income Taxes (GAAP)		$13,575	$17,613	$23,066	$5,589
Plus: Provision for Loan Losses (GAAP)		$1,594	$819	$2,215	$745
Plus: Other Real Estate Owned Expense (GAAP)		$4,971	$3,649	$1,135	$626
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$20,140	$22,081	$26,416	$6,960
Average Diluted Common Shares (GAAP)	B	17,318	17,061	17,013	17,073
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$1.16	$1.29	$1.55	$0.41